EXHIBIT 99.2
EXHIBIT F

FORM OF VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is dated as of [_________], 20[__], by and among Maple China Education Incorporated (formerly named The Hartcourt Companies, Inc.), a Delaware corporation (the “Company”), Victor Zhou and Wilson Li as representatives of the Company (the “Hartcourt Representatives”), and the individuals and entities listed on Schedule A to this Agreement (each a “Sino-Canada Shareholders” and together the “Sino-Canada Shareholder”).  Capitalized terms used, but not defined, herein shall have the meaning assigned to them in the Definitive Agreement (defined below).

RECITALS

A.           The Company and the Sino-Canada Shareholders are party to that certain Plan of Reorganization and Share Exchange Agreement (the “Definitive Agreement”), dated August 20, 2009, by and among the Company, Hartcourt Education Investment Management Consulting (Shanghai) Co., Ltd., a company existing under the Company Law of the People’s Republic of China and wholly owned subsidiary of Purchaser (“Purchaser Sub”), Sino-Canada Investment Group Inc., a company existing under the Company Law of the People’s Republic of China (“Sino-Canada”), Sino-Canada High School, a private educational non-enterprise institution existing under the laws of the People’s Republic of China, Wujiang Huayu Property Management Company, a company existing under the Company Law of the People’s Republic of China, Canadian Learning Systems Corporation, a company existing under the laws of the British Virgin Islands, the Sino-Canada shareholders listed on Schedule A thereto (the “Sino-Canada Shareholders”), and Ross Yuan, in the capacity as representative of the Sino-Canada Shareholders, pursuant to which, the parties agreed, among other things, that the Sin-Canada Shareholders will sell, transfer, convey, assign and deliver to the Purchaser Sub, free and clear of all Liens, all their rights, title and interest in and to all of the issued and outstanding shares of capital stock of Sino-Canada, in exchange for shares of common stock of the Company.

B.           As a condition to the closing of the Definitive Agreement, The Hartcourt Companies, Inc. and the Sino-Canada Shareholders have agreed to enter into this Agreement.

C.           Each Sino-Canada Shareholder is the record and beneficial owner of such number of shares of capital stock of the Company set forth opposite such Sino-Canada Shareholder’s name on Schedule A to this Agreement (hereinafter referred to as the “Voting Shares”).

AGREEMENT

NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1. Representations and Warranties.  Each of the parties hereto, by their respective execution and delivery of this Agreement, hereby represents and warrants to the other parties hereto that:

(a) such party has the full right, capacity and authority to enter into, deliver and perform this Agreement;

(b) this Agreement has been duly executed and delivered by such party and is a binding and enforceable obligation of such party, enforceable against such party in accordance with the terms of this Agreement; and

(c) the execution, delivery and performance of such party’s obligations under this Agreement will not require such party to obtain the consent, waiver or approval of any Person and will not violate, result in a breach of, or constitute a default under any statute, regulation, agreement, judgment, consent, or decree by which such party is bound.

2. Shares Subject to Agreement.  Each Sino-Canada Shareholder, severally and not jointly, agrees to vote all of its Voting Shares in accordance with the provisions of this Agreement.

3. Obligations to Vote Voting Shares for Specific Nominee.  At any annual or special meeting called, or in connection with any other action (including the execution of written consents) taken for the purpose of electing directors to the board of directors of the Company (the “Board”), each of the Sino-Canada Shareholders agrees, for a period commencing from the Closing Date and ending on the date immediately prior to the first annual stockholder meeting of the Company held thereafter (the “Voting Period”), to vote all of its Voting Shares in favor of the two persons nominated by the Hartcourt Representatives (the “Hartcourt Directors”) and notified in writing by the Hartcourt Representatives to the Sino-Canada Shareholders not less then 30 days in advance of the meeting called for such purpose (or within 30 days of any requested action by written consent).

4. Obligations to Vote Voting Shares for Removal of Director; Filling Vacancies.  During the Voting Period, the Hartcourt Representatives shall have the right to request the resignation or removal of any of the Hartcourt Directors by notifying the Company and the Sino-Canada Shareholders in writing. In such event, each of the Sino-Canada Shareholders agrees to vote all of its Voting Shares in accordance with Section 3 in a manner that would cause the removal of the Hartcourt Director(s), whether at any annual or special meeting called, or, in connection with any other action (including the execution of written consents) taken for the purpose of removing such director. In the event of the resignation, death, removal or disqualification of a Hartcourt Director, the Hartcourt Representatives shall promptly identify a new director and, after written notice has been given by the Hartcourt Representatives to the Board, the Board shall elect such nominee to the vacancy created by the resignation, death, removal or disqualification of the Hartcourt Director.

5. Covenant to Vote.  Each Sino-Canada Shareholder shall appear in person or by proxy at any annual or special meeting of shareholders of the Company for the purpose of obtaining a quorum and shall vote all Voting Shares owned by such Sino-Canada Shareholder, either in person or by proxy, at any annual or special meeting of shareholders of the Company called for the purpose of voting on the election of directors or by written consent of shareholders with respect to the election of directors, in favor of the election of the Hartcourt Directors.

6. Transfer Restrictions; Legend.

(a) Transfer Restrictions.  Each of the Sino-Canada Shareholders hereby agrees that all transfers of the Company’s capital stock made by it shall be made subject to this Agreement and any transferee will agree in writing to be bound by the terms and provisions of this Agreement as a condition precedent to any such transfer; provided that any transfers made in compliance with the Lock-Up Agreement entered into between the Sino-Canada Shareholders and the Company may be made without restriction and any shares so transferred shall be re-issued without the legend set forth in Section 6(b).

(b) Legend. Each of the Sino-Canada Shareholders hereby agrees that each certificate representing any shares of capital stock of the Company held by such Sino-Canada Shareholders shall be endorsed with a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VOTING REQUIREMENTS AND OTHER RESTRICTIONS SET FORTH IN A VOTING AGREEMENT BETWEEN THE HOLDER OF THIS CERTIFICATE AND CERTAIN OTHER PARTIES.  TRANSFER OF THE SECURITIES IS SUBJECT TO THE RESTRICTIONS CONTAINED IN SUCH AGREEMENT.

7. Additional Shares. If, after the date hereof, the Sino-Canada Shareholders acquire beneficial or record ownership of any additional shares of capital stock of the Company (any such shares, “Additional Shares”) as a result of any stock dividend or stock split of the Voting Shares or otherwise, the provisions of this Agreement shall thereafter be applicable to such Additional Shares as if such Additional Shares had been held by the Sino-Canada Shareholders as of the date hereof. The provisions of the immediately preceding sentence shall be effective with respect to Additional Shares without action by any person or entity immediately upon the acquisition by the Sino-Canada Shareholders of the beneficial ownership of the Additional Shares.

8. Termination.  This Agreement shall commence on the Closing Date and continue in force and effect until the date immediately prior to the first annual stockholder meeting of the Company held thereafter, and on such date, except as otherwise set forth herein, the restrictions and obligations set forth herein shall terminate and be of no further effect, except that Sino-Canada Shareholders shall each be entitled to receive certificate(s) representing such holder’s shares without the legend required by Section 6 herein upon the surrender of the certificate(s) representing such shares to the Company.

9. Governing Law.  This Agreement and the legal relations among the parties shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent the laws of Delaware are mandatorily applicable.

10. Notices.  Any notices required or permitted to be sent hereunder shall be delivered personally or by courier service to the following addresses, or such other address as any party hereto designates by written notice to the other party or to such other address as any party may have furnished to the others in writing in accordance herewith; provided, however, a transmission per facsimile shall be sufficient and shall be deemed to be properly served when the facsimile is received if the signed original notice is received by the recipient within three calendar days thereafter.

(a) If to the Company, to:

Maple China Education Incorporated
Room 503, Jinqiao Building, No. 2077
West Yan’an Road, Shanghai, China 200336
Attention:  Victor Zhou, Chief Executive Officer
Facsimile No.: (86 21) 5206 7613

with a copy to (which shall not constitute notice):

Hayden Bergman Rooney, Professional Corporation
150 Post Street, Suite 650
San Francisco, California 94108 USA
Attention: Kevin K. Rooney
Facsimile No.: (415) 399-9320

(b) If to a Sino-Canada Shareholder, to the address for such Sino-Canada Shareholder set forth on Schedule B hereto.

11. Miscellaneous.

(a) Binding Effect. This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

(b) Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed by the party hereto to whom it is being enforced. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(c) Construction; Interpretation.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or the Definitive Agreement or any agreements related thereto. The words “including,” “include” and other words of similar import shall be deemed to be followed by the words “without limitation.”

(d) Counterparts; Facsimile Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic mail signature page were an original thereof.

(e) Entire Agreement.  The Agreement and the schedules attached thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents and schedules.

(f) Severability of Provisions.  The provisions of this Agreement shall be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of this Agreement would be held to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as to be invalid, prohibited or unenforceable, it shall be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision.

(g) Controlling Agreement.  To the extent the terms of this Agreement (as amended, supplemented, restated or otherwise modified from time to time) directly conflicts with a provision in the Definitive Agreement, the terms of this Agreement shall control.

[remainder of page intentionally left blank – signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and made and entered into effective as of the date first set forth above.

MAPLE CHINA EDUCATION INCORPORATED

By:

Name: Victor Zhou
Title: Chief Executive Officer

SINO-CANADA SHAREHOLDERS:

SEE SCHEDULE B ATTACHED HERETO

HARTCOURT REPRESENTATIVES:

Victor Zhou

 Wilson Li

SCHEDULE A

Sino-Canada Shareholders’ Voting Shares

Stockholder Name	Common Shares
Sino-Canada Investment Incorporated
Yuan Chen
Wei Xie
Jianhua Jiao
Xiumin He
Qing Yuan

SCHEDULE B

SINO-CANADA SHAREHOLDERS:

SINO-CANADA INVESTMENT INCORPORATED

By: __________________________________________
Name:
Title:

Address: ______________________________________
_____________________________________________
_____________________________________________

_____________________________________________
Yuan Chen

Address: ______________________________________
_____________________________________________
_____________________________________________

_____________________________________________
Wei Xie

Address: ______________________________________
_____________________________________________
_____________________________________________

_____________________________________________
Jianhua Jiao

Address: ______________________________________
_____________________________________________
_____________________________________________

_____________________________________________
Xiumin He

Address: ______________________________________
_____________________________________________
_____________________________________________
_____________________________________________
Qing Yuan

Address: ______________________________________
_____________________________________________
_____________________________________________